Exhibit 99.1

Platinum Eagle and Target Lodging to Participate at The Credit Suisse Industrials Conference on November 29, 2018

Previously announced business combination on track to form Target Hospitality in first quarter 2019

Merger to create the U.S.’s largest provider of specialty rental accommodation space combining most attractive elements of premium catering and hospitality value-add services

LOS ANGELES & THE WOODLANDS, Texas (November 28, 2018) – Platinum Eagle Acquisition Corp. (Nasdaq: EAGL) (“Platinum Eagle”), a publicly traded special purpose acquisition company and Target Logistics Management, LLC (“Target Lodging”), the largest provider of turnkey accommodations in the U.S., announced today that Target Lodging’s President and Chief Executive Officer, Brad Archer, Chief Financial Officer, Andy Aberdale and Chief Commercial Officer, Troy Schrenk, will participate at the Credit Suisse Industrials Conference in Palm Beach, Florida on Thursday, November 29, 2018.

Presentation materials will be available through the Investors section of Target Lodging’s website at www.targetlodging.com.

As previously announced on November 13, 2018, Platinum Eagle and Target Lodging, along with RL Signor Holdings, LLC (“Signor Lodging”) entered into definitive merger agreements for a business combination (the “business combination”) to create the largest provider of specialty rental accommodations with premium catering and value-add hospitality services in the U.S. The combined company will be well-positioned to capitalize on strong demand drivers for fully-integrated accommodation, hospitality and culinary solutions across a range of geographic and sector end markets. The combined company will be poised to benefit from increased scale and density in served markets, enhanced vertically-integrated solutions for customers, greater financial strength, and expanded value-creation opportunities. The combined company will be led by Target Lodging’s highly experienced management team, including President and Chief Executive Officer Brad Archer, Chief Financial Officer Andy Aberdale and Chief Commercial Officer Troy Schrenk, who are expected to continue to serve in their respective roles.

Upon the expected closing of the proposed transactions in the first quarter of 2019, Target Lodging and Signor Lodging will become wholly-owned subsidiaries of Platinum Eagle, which intends to change its name to Target Hospitality Corp. (“Target Hospitality”) and remain Nasdaq-listed under a new ticker symbol.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination, Platinum Eagle has filed a registration statement on Form S-4 (the "Registration Statement") with the SEC, which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of Platinum Eagle's ordinary shares in connection with Platinum Eagle's solicitation of proxies for the vote by Platinum Eagle's shareholders with respect to the business combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the business combination. After the Registration Statement is declared effective, Platinum Eagle will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. Platinum Eagle's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about Target Lodging, Signor Lodging, Platinum Eagle and the business combination. The definitive proxy statement/prospectus will be mailed to shareholders of Platinum Eagle as of a record date to be established for voting on the business combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: Platinum Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Participants in the Solicitation

Platinum Eagle and its directors and executive officers may be deemed participants in the solicitation of proxies from Platinum Eagle's shareholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Platinum Eagle is contained in the Platinum Eagle’s registration statement on Form S-1, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Platinum Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280. Additional information regarding the interests of such participants are contained in the proxy statement/prospectus for the business combination.

Each of Target Lodging and Signor Lodging and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Platinum Eagle in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are contained in the proxy statement/prospectus for the business combination.

About Platinum Eagle Acquisition Corp.

Platinum Eagle was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Platinum Eagle raised $325 million in its initial public offering and began trading on Nasdaq in January 2018. Its Class A ordinary shares, units and warrants trade under the ticker symbols EAGL, EAGLU and EAGLW, respectively.

About Target Lodging

Founded in 1978, Target Lodging is the largest vertically integrated specialty rental and hospitality services company in the United States. The company is principally focused on building, owning and operating housing communities across several end markets, including oil, gas, energy infrastructure and government. Target Lodging provides cost-effective and customized specialty rental accommodations, culinary services, and hospitality solutions, including site design, construction, operations, security, housekeeping, catering, concierge services, and health and recreation facilities as part of its integrated housing and hospitality communities. Target Lodging was named by Inc. magazine in 2012 and 2013 as one of “America’s Fastest Growing Private Companies.” Target Lodging has been an Algeco company  since 2013.

About Signor Lodging

Signor Lodging, founded in 1990, specializes in superior remote workforce housing serving oil and gas customers throughout the Permian and Eagle Ford Basins. Signor Lodging operates nine properties across West Texas, Southeast New Mexico and Oklahoma.

Forward-Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Platinum Eagle's, Target Lodging’s or Signor Lodging’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination (including due to the failure to receive required shareholder approvals, or the failure of other closing conditions); the inability to recognize the anticipated benefits of the proposed business combination; the inability to meet Nasdaq listing standards; costs related to the business combination; Target Hospitality’s ability to manage growth; Target Hospitality’s ability to execute its business plan and meet its projections; Target Hospitality’s ability to identify, consummate and integrate acquisitions; rising costs adversely affecting Target Hospitality’s profitability; potential litigation involving Platinum Eagle, Target Lodging, Signor Lodging, or after the closing, Target Hospitality, and general economic and market conditions impacting demand for Target Lodging’s products and services, and in particular economic and market conditions in the oil industry in the markets in which Target Hospitality operates. None of Platinum Eagle, Target Lodging or Signor Lodging undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

ICR for Platinum Eagle

Investors

Rodny Nacier, 646-677-1237

Rodny.Nacier@icrinc.com

Media

Jason Chudoba, 646-677-1249

Jason.Chudoba@icrinc.com

or

Elyse Gentile, 646-677-1823

Elyse.Gentile@icrinc.com